                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 13, 2000

CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of June 10, 2000, providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 2000-2).

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

         New York                     333-30082               13-3728743
      (State or other                (Commission            (IRS Employer
jurisdiction of incorporation)       File Number)       Identification Number)


          270 Park Avenue
          New York, New York                                  10017-2070
          (Address of principal executive offices)            (Zip Code)

   (212) 270-5723
   (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     Filing of Collateral Term Sheets

     On or about June 28, 2000, the Registrant will cause the sale of approximately $657,472,768 principal amount of Commercial Mortgage Pass-Through Certificates, Series 2000-2, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 10, 2000 among the Registrant, GE Capital Loan Services, Inc., as master servicer, Lend Lease Asset Management, L.P., as special servicer and Norwest Bank Minnesota, National Association, as trustee (the "Pooling and Servicing Agreement").

     In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to the Underwritten Certificates, the Registrant has been advised by Chase Securities Inc. (as lead manager and bookrunner) and Salomon Smith Barney Inc. (collectively, the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-30082, furnished to one or more prospective investors on June 13, 2000 and June 14, 2000 one of three Collateral Term Sheets (collectively, the "Term Sheets") one dated as of June 12, 2000 and the other two dated June 14, 2000. The term "Collateral Term Sheet" shall mean those materials which constitute "collateral term sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance to the Public Securities Association. The Term Sheets are being filed as exhibits to this report.

     The Term Sheets have been provided by the Underwriters. The information in the Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements: Not applicable.

     (b) Pro Forma Financial Information: Not applicable.

     (c) Exhibit:

--------------------------------------------------------------------------------
     EXHIBIT NO.                      DOCUMENT
     -----------                      --------
--------------------------------------------------------------------------------
          99.1 Term Sheets dated as of June 12, 2000 and June 14, 2000
--------------------------------------------------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                                By: /s/ Wendy Schwartzberg
                                Name:  Wendy Schwartzberg
                                Title: Assistant Vice President



Dated: June 15, 2000

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
EXHIBIT NO.               DOCUMENT                                PAGE
-----------               --------                                ----
--------------------------------------------------------------------------------
   99.1       Term Sheets dated as of June 12, 2000
              and June 14, 2000                                     5
--------------------------------------------------------------------------------

CHASE [LOGO]
THE RIGHT RELATIONSHIP EVERYTHING(Registered Trademark)

                              NEW ISSUE TERM SHEET

                         -------------------------------

                                  $657,472,768
                                  (APPROXIMATE)

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2000-2

                         -------------------------------

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP.--DEPOSITOR
                 GE CAPITAL LOAN SERVICES, INC.--MASTER SERVICER
               LEND LEASE ASSET MANAGEMENT L.P.--SPECIAL SERVICER


           GENERAL ELECTRIC CAPITAL CORPORATION--MORTGAGE LOAN SELLER
                 THE CHASE MANHATTAN BANK--MORTGAGE LOAN SELLER

                         -------------------------------

                        FOR FURTHER INFORMATION CONTACT:
                                 Scott Davidson
                                Managing Director
                              Chase Securities Inc.
                                  212-834-3813

CHASE SECURITIES INC.                                       SALOMON SMITH BARNEY
Book Running Manager

The analyses in this report are based upon information provided by The Chase Manhattan Bank and General Electric Capital Corporation (the "Sellers"). Chase Securities Inc. and Salomon Smith Barney (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN CHASE SECURITIES INC.). THE UNDERWRITERS ARE NOT ACTING AS AGENTS FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                  JUNE 12, 2000

CHASE [LOGO]
THE RIGHT RELATIONSHIP EVERYTHING(Registered Trademark)

COLLATERAL OVERVIEW:
--------------------
Aggregate Principal Balance:                                $738,733,448
Number of Mortgage Loans:                                             81
Number of Mortgaged Properties:                                       81
Average Cut-Off Date Balance:                                 $9,120,166
Weighted Average Current Mortgage Rate:                            8.362%
Weighted Average Underwritten DSCR (1):                             1.34x
Weighted Average Loan to Value Ratio (1):                          69.69%
Weighted Average Original Term to Maturity (months):                 119
Weighted Average Remaining Term to Maturity (months):                117
Weighted Average Remaining Amortization Term (months):               351
Balloon Loans as a % of Total:                                     99.73%
Single Largest Loan as a % of Total:                                5.89%
Three Largest Loans as a % of Total:                               16.48%
Ten Largest Loans as a % of Total:                                 41.20%

(1) Excludes 1 credit tenant lease loan, representing approximately 0.27% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.


                         AGGREGATE
                          CUT-OFF               LOAN
TEN LARGEST                 DATE     % OF      PER SF    CUT-OFF  PROPERTY
LOAN SUMMARY              BALANCE     IPB       /UNIT      LTV      DSCR    TYPE
----------------------------------------------------------------------------------------
111 Livingston Street  $43,500,000    5.89%      107.22   63.97%   1.52x    Office
32-42 Broadway          40,000,000    5.41        75.98   53.40%   1.29x    Office
Embassy Suites          38,223,900    5.17   120,580.13   63.18%   1.47x    Hotel
Atlanta (Buckhead)
Cross Country Plaza     32,595,924    4.41        92.78   76.52%   1.23x    Retail
Eastern Beltway Center  28,229,039    3.82        72.59   77.34%   1.21x    Retail
Embassy Suites San      26,250,076    3.55    84,134.86   68.72%   1.39x    Hotel
Francisco
Pacific Place           26,000,000    3.52        94.23   72.22%   1.43x    Office
Mansions by the Lake    24,973,588    3.38    79,281.23   76.84%   1.25x    Multifamily
AEC II Windsor Pines    22,553,406    3.05    61,286.43   66.33%   1.20x    Multifamily
Apartments
Civic Center Plaza      22,050,000    2.98       151.84   75.06%   1.29x    Retail
                        ----------    ----                -----    ----
TOTAL/WEIGHTED
AVERAGE                $304,375,93   41.20%               68.21%   1.34X
----------------------------------------------------------------------------------------


                         NUMBER OF        AGGREGATE
                         MORTGAGED        PRINCIPAL       % OF INITIAL
CURRENT USE              PROPERTIES         BALANCE        POOL BALANCE
--------------------------------------------------------------------------------
Multifamily                 31            $221,878,473             30.03%
Office                      16             197,401,602             26.72
Anchored Retail             17             184,193,006             24.93
Hotel                        2              64,473,976              8.73
Unanchored Retail            9              34,547,018              4.68
Industrial                   5              34,279,494              4.64
Credit Tenant Lease          1               1,959,878              0.27
                             -               ---------              ----
TOTAL                       81            $738,733,448            100.00%
--------------------------------------------------------------------------------


                         NUMBER OF        AGGREGATE
                         MORTGAGED        PRINCIPAL       % OF INITIAL
STATE                   PROPERTIES         BALANCE        POOL BALANCE
--------------------------------------------------------------------------------
California                  18            $166,854,436             22.59%
New York                     6             125,432,253             16.98
Texas                       12              71,162,099              9.63
Florida                      4              66,687,208              9.03
Nevada                       6              64,988,313              8.80
Georgia                      4              57,776,838              7.82
Ohio                         9              55,216,772              7.47
Other States                22             130,615,529             17.68
                            --             -----------             -----
TOTAL                       81            $738,733,448            100.00%
--------------------------------------------------------------------------------

                                           AGGREGATE
                         NUMBER OF         PRINCIPAL       % OF INITIAL
RANGE OF DSCR(1)      MORTGAGE LOANS        BALANCE        POOL BALANCE
--------------------------------------------------------------------------------
1.169x to 1.199x             1              $7,931,712             1.07%
1.200x to 1.229x            16             150,526,086             20.38
1.230x to 1.259x            13             110,024,747             14.89
1.260x to 1.299x            14             140,191,940             18.98
1.300x to 1.369x            14              96,029,915             13.00
1.370x to 1.499x            13             157,485,459             21.32
1.500x to 2.999x             7              65,983,711              8.93
 Over 3.000x                 2               8,600,000              1.16
                             -               ---------              ----
TOTAL                       80            $736,773,569            99.73%
--------------------------------------------------------------------------------
(1) Excludes 1 credit tenant lease loan, representing approximately 0.27% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

                                             AGGREGATE
RANGE OF LTV AS OF THE      NUMBER OF        PRINCIPAL       % OF INITIAL
CUT-OFF DATE (1)         MORTGAGE LOANS       BALANCE        POOL BALANCE
--------------------------------------------------------------------------------
24.36% to 59.99%                8           $70,249,359          9.51%
60.00% to 64.99%               12           149,402,354         20.22
65.00% to 68.99%                9            76,915,991         10.41
69.00% to 72.99%               19           135,535,037         18.35
73.00% to 76.99%               15           171,160,846         23.17
77.00% to 79.99%               14           110,101,146         14.90
80.00% to 81.74%                3            23,408,836          3.17
                                -            ----------          ----
TOTAL                          80          $736,773,569         99.73%
--------------------------------------------------------------------------------
(1) Excludes 1 credit tenant lease loan, representing approximately 0.27% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

KEY CHARACTERISTICS:
Lead Manager:            Chase Securities Inc.
Co-Manager:              Salomon Smith Barney
Master Servicer:         GE Capital Loan Services, Inc.
Special Servicer:        Lend Lease Asset Management, L.P.
Trustee:                 Norwest Bank Minnesota, National Association
Paying Agent:            The Chase Manhattan Bank
Mortgage Loan Sellers:   General Electric Capital Corporation (53.06%)
                         The Chase Manhattan Bank (46.94%)
Closing:                 On or about June 28, 2000
Cut-Off Date:            June 10, 2000
Distribution Date:       15th day of each month or following business day
Payment Delay:           14 days only on loans sold by GECC
ERISA Eligible:          Classes A1, A2 and X are expected to be ERISA eligible
SMMEA Eligible:          No classes are eligible
Structure:               Sequential Pay
Day Count:               30/360, payable monthly
Tax Treatment:           REMIC
Rated Final
Distribution Date:       July 15, 2032
Minimum Denominations:   $10,000 initial principal amount for the publicly
                         offered certificates and $1,000,000 initial notional
                         amount for the Class X certificates. Each certificate
                         will be offered in multiples of $1 in excess of the
                         minimum denomination.
Delivery:                DTC, Clearstream Banking, Euroclear

                                                                % OF
                                                AGGREGATE      INITIAL
RANGE OF PRINCIPAL           NUMBER OF          PRINCIPAL       POOL
CUT-OFF DATE BALANCES      MORTGAGE LOANS        BALANCE       BALANCE
-------------------------------------------------------------------------
$654,615 to $3,000,000          20            $39,710,444       5.38%
$3,000,001 to $5,000,000        21             80,158,997      10.85
$5,000,001 to $9,000,000        14             95,176,086      12.88
$9,000,001 to $15,000,000       10            109,781,068      14.86
$15,000,001 to $30,000,000      12            259,587,030      35.14
$30,000,001 to $42,000,000       3            110,819,823      15.00
$42,000,001 to $43,500,000       1             43,500,000       5.89
                                 -             ----------       ----
TOTAL                           81           $738,733,448     100.00%
-------------------------------------------------------------------------

                                                            % OF
                                              AGGREGATE     INITIAL
                             NUMBER OF        PRINCIPAL     POOL
RATES OF MORTGAGE RATES    MORTGAGE LOANS      BALANCE       BALANCE
-------------------------------------------------------------------------
7.090% to 7.499%                  1          $2,633,701       0.36%
7.500% to 7.899%                 18         153,874,146      20.83
7.900% to 8.199%                 19         112,330,441      15.21
8.200% to 8.499%                 21         218,780,987      29.62
8.500% to 8.749%                 12          69,173,437       9.36
8.750% to 8.999%                  8         105,844,812      14.33
9.000% to 9.000%                  2          76,095,924      10.30
                                  -          ----------      -----
TOTAL                            81        $738,733,448     100.00%
-------------------------------------------------------------------------


                                                               % OF
RANGE OF REMAINING TERM                        AGGREGATE      INITIAL
TO MATURITY OR APD            NUMBER OF        PRINCIPAL       POOL
(MONTHS)                    MORTGAGE LOANS      BALANCE       BALANCE
------------------------------------------------------------------------
57 to 79                         2             $28,061,382     3.80%
80 to 99                         6              26,994,818     3.65
100 to 116                       9              77,857,386    10.54
117 to 118                       13            105,423,649    14.27
119 to 120                       48            457,216,804    61.89
121 to 235                       3              43,179,409     5.85
                                 -              ----------     ----
TOTAL                            81           $738,733,448   100.00%
------------------------------------------------------------------------


                                                               % OF
                                               AGGREGATE      INITIAL
                              NUMBER OF        PRINCIPAL       POOL
AMORTIZATION TYPES         MORTGAGE LOANS       BALANCE       BALANCE
----------------------------------------------------------------------
Balloon Loans (1)                76           $652,343,944     88.31%
APD Loans                         3             78,729,625     10.66
Interest-only Loans               1              5,700,000      0.77
Fully Amortizing Loans            1              1,959,878      0.27
                                  -              ---------       ----
TOTAL                            81           $738,733,448    100.00%
----------------------------------------------------------------------
(1) Excludes APD and Interest-only Loans.


                                                               % OF
                                               AGGREGATE      INITIAL
BASIS FOR ACCRUAL OF          NUMBER OF        PRINCIPAL       POOL
INTEREST                   MORTGAGE LOANS       BALANCE       BALANCE
----------------------------------------------------------------------
Actual/360                       81           $738,733,448    100.00%
                                 --           ------------    -------
TOTAL                            81           $738,733,448    100.00%
----------------------------------------------------------------------

                                                               % OF
                                                AGGREGATE      INITIAL
                               NUMBER OF        PRINCIPAL       POOL
PREPAYMENT PROVISIONS       MORTGAGE LOANS       BALANCE       BALANCE
----------------------------------------------------------------------
Lockout/Defeasance/Open          81           $738,733,448     100.00%
                                 --           ------------     -------
TOTAL                            81           $738,733,448     100.00%
----------------------------------------------------------------------


THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

CHASE [LOGO]
THE RIGHT RELATIONSHIP EVERYTHING(Registered Trademark)

                                             SUMMARY OF CERTIFICATES


------------------------------------------------------------------------------------------------------------------------------------

              INITIAL CLASS                            PASS-           ASSUMED      WEIGHTED                       PRINCIPAL OR
               CERTIFICATE                            THROUGH           FINAL       AVERAGE        EXPECTED          NOTIONAL
                BALANCE OR        APPROXIMATE          RATE         DISTRIBUTION     LIFE            RATINGS         PRINCIPAL
CLASS      NOTIONAL AMOUNT(1)   CREDIT SUPPORT      DESCRIPTION        DATE(5)     (YEARS)(6)    (MOODY'S/FITCH)     WINDOW(6)
------------------------------------------------------------------------------------------------------------------------------------
A-1          $118,980,000          24.000%              Fixed           10/15/09       5.70         Aaa/AAA         7/00-10/09
A-2          $442,457,420          24.000%              Fixed           6/15/10        9.83         Aaa/AAA         10/09-6/10
X            $738,733,448            N/A            WAC (I/O) (2)       1/15/20        9.31         Aaa/AAA         7/00-1/20
B             $26,779,086          20.375%            Fixed (3)         6/15/10        9.96          Aa2/AA         6/10-6/10
C             $34,166,423          15.750%            Fixed (3)         6/15/10        9.96           A2/A          6/10-6/10
D             $12,004,419          14.125%            Fixed (3)         7/15/10        9.99          A3/A-          6/10-7/10
E             $23,085,420          11.000%           Variable (4)       7/15/10       10.05         Baa2/BBB        7/10-7/10
F             $12,927,835            N/A             Variable (4)         N/A          N/A            N/A              N/A
G             $12,927,834            N/A              Fixed (3)           N/A          N/A            N/A              N/A
H             $18,468,338            N/A              Fixed (3)           N/A          N/A            N/A              N/A
I              $5,540,501            N/A              Fixed (3)           N/A          N/A            N/A              N/A
J              $7,387,334            N/A              Fixed (3)           N/A          N/A            N/A              N/A
K              $9,234,168            N/A              Fixed (3)           N/A          N/A            N/A              N/A
L              $3,693,667            N/A              Fixed (3)           N/A          N/A            N/A              N/A
M             $11,081,002            N/A              Fixed (3)           N/A          N/A            N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------


(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2) The pass-through rate on the Class X certificates will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates and the Class S certificate) as described in the prospectus supplement.

(3) For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class B, Class C, Class D, Class G, Class H, Class I, Class J, Class K, Class L or Class M certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

(4) The pass-through rate applicable to the Class E and Class F certificates on each distribution date will be equal to the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months) minus % per annum.

(5) The assumed final distribution dates set forth in the prospectus supplement have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement. The rated final distribution date for each class of certificates is July 15, 2032. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement.

(6) The weighted average life and period during which distributions of principal would be received (or applied in the case of the notional amount of Class X certificates) set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" in the prospectus supplement and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any), or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans.

     The Class S, Class R and Class LR certificates are not offered by the prospectus supplement or represented in this table.


THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

CHASE [LOGO]
THE RIGHT RELATIONSHIP EVERYTHING(Registered Trademark)

                                SUMMARY OF ISSUE

ISSUE TYPE:                   Sequential pay multi-class commercial mortgage
                              REMIC

OFFERED SECURITIES:           Classes A-1, A-2, X, B, C, D and E

COLLATERAL:                   Approximately $738,733,448 pool of 81 fixed-rate
                              commercial and multifamily mortgage loans

LOAN SELLERS:                 General Electric Capital Corporation and The Chase
                              Manhattan Bank

DEPOSITOR:                    Chase Commercial Mortgage Securities Corp.

UNDERWRITERS:                 Chase Securities Inc.--Book Running Manager
                              Salomon Smith Barney--Co-Manager

MASTER SERVICER:              GE Capital Loan Services, Inc.

PRIMARY SERVICERS:            The Chase Manhattan Bank and GE Capital Loan
                              Services, Inc.

SPECIAL SERVICER:             Lend Lease Asset Management, L.P.

TRUSTEE:                      Norwest Bank Minnesota, National Association

RATING AGENCIES:              Moody's Investors Service, Inc. and Fitch

CUT-OFF DATE:                 June 10, 2000

CLOSING DATE:                 On or about June 28, 2000

DISTRIBUTION DATE:            The 15th day of the month or, if that day is not a
                              business day, the next business day, beginning in July 2000, provided that the distribution date will be no earlier than the fourth business day after the related determination date

DETERMINATION DATE:           The 11th day of the month or the next business day

DENOMINATIONS:                The offered certificates (other than the Class X
                              certificates) will be offered in minimum denominations of $10,000 initial principal amount;
                              the Class X certificates will be offered in minimum denominations of $1,000,000 initial notional amount

ERISA CONSIDERATIONS:         Class A-1, Class A-2 and Class X certificates are
                              expected to be ERISA eligible, subject to certain conditions

SMMEA ELIGIBILITY:            No certificates are eligible

CERTIFICATE REGISTRATION:     Certificate owners may hold their certificates
                              through DTC (in the United States) or Clearstream
                              Banking, societe anonym or The Euroclear System
                              (in Europe) if they are participants of that system, or indirectly through organizations that are participants in those systems

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

CHASE [LOGO]
THE RIGHT RELATIONSHIP EVERYTHING(Registered Trademark)

                           STRUCTURAL CHARACTERISTICS

INTEREST ACCRUAL PERIOD:      Interest will accrue on the offered certificates
                              during the calendar month prior to the related distribution date and will be calculated assuming that each month has 30 days and each year has 360 days.

PASS-THROUGH  RATES:          Certificates will accrue interest at an annual
                              rate called a pass-through rate which is set forth below for each class other than the Class E and Class X certificates:

                                Class A-1    [__]%
                                Class A-2    [__]%
                                Class B      [__]% (1)
                                Class C      [__]% (1)
                                Class D      [__]% (1)

                                (1) For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees) as of the first day of the related due period is less than the rate specified for the Class B, Class C or Class D certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

                              If you invest in the Class E certificates, your pass-through rate will be equal to the weighted average interest rate of the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees), less % per annum.

                              If you invest in the Class X certificates, your pass-through rate will be equal to the excess, if any, of (1) the weighted average interest rate of the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees) over (2) the weighted average of the pass-through rates of the other certificates (other than the Class S, Class R and Class LR certificates) as described in the prospectus supplement.

PRINCIPAL DISTRIBUTIONS:      On each distribution date, funds available for
                              distribution from the mortgage loans, net of specified trust expenses, will be distributed to the class of certificates outstanding, with the earliest alphabetical/numerical Class designation, until its certificate balance is reduced to zero.
                              If the principal amount of each class of certificates other than Class A-1 and Class A-2 has been reduced to zero, funds available for principal will be distributed to Class A-1 and Class A-2, pro rata, rather than sequentially.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

CHASE [LOGO]
THE RIGHT RELATIONSHIP EVERYTHING(Registered Trademark)

                     STRUCTURAL CHARACTERISTICS (continued)


INTEREST DISTRIBUTIONS:       Each class of offered certificates (other than the
                              Class X certificates) will be entitled on each distribution date to interest accrued at its pass-through rate on the outstanding certificate balance of such class during the prior calendar month. The Class X certificates will be entitled on each distribution date to the interest accrued at the related pass-through rate on its notional amount during the prior calendar month.

PREPAYMENT                    Each mortgage loan prohibits any prepayments
PROVISIONS:                   (including defeasance) for a specified period of
                              only defeasance after the expiration of the Lock-out Period.

REPRESENTATIONS               The applicable Mortgage Loan Seller will make
AND WARRANTIES:               certain representations and warranties with
                              respect to each mortgage loan sold by the Mortgage
                              Loan Seller.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

CHASE [LOGO]
THE RIGHT RELATIONSHIP EVERYTHING(Registered Trademark)


                           COLLATERAL CHARACTERISTICS



AGGREGATE PRINCIPAL BALANCE(1)                                                         $738,733,448

NUMBER OF MORTGAGE LOANS                                                                         81

NUMBER OF MORTGAGED PROPERTIES                                                                   81

NUMBER OF BALLOON MORTGAGE LOANS(2)......                                                        80

NUMBER OF FULLY AMORTIZING MORTGAGE LOANS                                                         1

NUMBER OF MORTGAGE LOANS WITH ANTICIPATED PREPAYMENT DATES                                        3

RANGE OF MORTGAGE LOAN PRINCIPAL BALANCES                                   $654,615 TO $43,500,000

AVERAGE MORTGAGE LOAN PRINCIPAL BALANCE..                                                $9,120,166

RANGE OF MORTGAGE RATES                                                            7.090% TO 9.000%

WEIGHTED AVERAGE MORTGAGE RATE                                                               8.362%

RANGE OF ORIGINAL TERMS TO MATURITY DATE(3)                                 60 MONTHS TO 235 MONTHS

WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY DATE(3)                                       119 MONTHS

RANGE OF REMAINING TERMS TO MATURITY DATE(3)                                57 MONTHS TO 235 MONTHS

WEIGHTED AVERAGE REMAINING TERM TO MATURITY DATE(3)                                      117 MONTHS

RANGE OF ORIGINAL AMORTIZATION TERMS(4)                                    235 MONTHS TO 360 MONTHS

WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM(4)                                           353 MONTHS

RANGE OF REMAINING AMORTIZATION TERMS(4)                                   235 MONTHS TO 360 MONTHS

WEIGHTED AVERAGE REMAINING AMORTIZATION TERM(4)                                          351 MONTHS

RANGE OF LOAN TO VALUE RATIOS (5)                                                  24.36% TO 81.74%

WEIGHTED AVERAGE LOAN TO VALUE RATIO (5).                                                    69.69%

RANGE OF LOAN TO VALUE RATIOS AS OF THE MATURITY DATE(3) (5)                       24.36% TO 79.07%

WEIGHTED AVERAGE LOAN TO VALUE RATIO AS OF THE MATURITY DATE(3) (5)                          62.53%

RANGE OF OCCUPANCY RATES(6)                                                         76.3% TO 100.0%

WEIGHTED AVERAGE OCCUPANCY RATE(6)                                                           94.41%

RANGE OF DEBT SERVICE COVERAGE RATIOS(5)                                             1.17X TO 3.29X

WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO(5)                                               1.34X




(1)  Subject to a permitted variance of plus or minus 10%.

(2)  Includes 3 mortgage loans with anticipated prepayment dates.

(3)  In the case of 3 mortgage loans, the anticipated prepayment date.

(4) Excludes the mortgage loan that pays interest-only for the life of its term.

(5) Excludes 1 credit tenant lease loan, representing approximately 0.27% of the aggregate principal balance of all mortgage loans as of the cut-off date.

(6) Includes 2 hotel properties, representing approximately 8.73% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, which have occupancy rates that generally range from 76.3% to 77.4%; if the mortgage loans secured by hotel properties are excluded, the range of occupancy rates of all other mortgaged properties is 78.8% to 100.0% and the weighted average occupancy rate of all other mortgaged properties is 96.1%.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

CHASE [LOGO]
THE RIGHT RELATIONSHIP EVERYTHING(Registered Trademark)


                                TEN LARGEST LOANS

--------------------------------------------------------------------------------------
                                                                % OF
                                   NUMBER OF      CUT-OFF      INITIAL
                                   MORTGAGED       DATE         POOL     PROPERTY
  PROPERTY NAME                   PROPERTIES      BALANCE      BALANCE     TYPE
--------------------------------------------------------------------------------------
111 Livingston Street                  1       $43,500,000       5.89%    Office
32-42 Broadway                         1        40,000,000        5.41    Office
Embassy Suites Atlanta (Buckhead)      1        38,223,900        5.17     Hotel
Cross County Plaza                     1        32,595,924        4.41    Retail
Eastern Beltway Center                 1        28,229,039        3.82    Retail
Embassy Suites San Francisco           1        26,250,076        3.55     Hotel
Pacific Place                          1        26,000,000        3.52    Office
Mansions by the Lake                   1        24,973,588        3.38  Multifamily
AEC II Windsor Pines Apartments        1        22,553,406        3.05  Multifamily
Civic Center Plaza                     1        22,050,000        2.98    Retail
                                       -        ----------        ----
TOTAL/WEIGHTED AVERAGE                10       $304,375,932     41.20%
--------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                       STATED                  CUT-OFF
                                                      REMAINING                 DATE      LTV
                                          MORTGAGE      TERM     UNDERWRITTEN   LTV      RATIO AT
  PROPERTY NAME                             RATE       (MONTHS)      DSCR       RATIO    MATURITY
---------------------------------------------------------------------------------------------------
111 Livingston Street                       9.00%         120        1.52x      63.97%    58.57%
32-42 Broadway                              8.48%         120        1.29x      53.40%    48.35%
Embassy Suites Atlanta (Buckhead)           8.77%         119        1.47x      63.18%    53.39%
Cross County Plaza                          9.00%         115        1.23x      76.52%    70.16%
Eastern Beltway Center                      8.38%         119        1.21x      77.34%    69.92%
Embassy Suites San Francisco                8.77%         119        1.39x      68.72%    58.07%
Pacific Place                               8.47%         120        1.43x      72.22%    65.37%
Mansions by the Lake                        8.23%         118        1.25x      76.84%    69.25%
AEC II Windsor Pines Apartments             7.89%         144        1.20x      66.33%    56.60%
Civic Center Plaza                          8.42%         118        1.29x      75.06%    67.89%
                                            -----         ---        -----      ------    ------
TOTAL/WEIGHTED AVERAGE                      8.59%         121        1.34X      68.21%    60.81%
---------------------------------------------------------------------------------------------------

111 LIVINGSTON STREET: The 111 Livingston Street loan (identified as Loan No. 1 on Annex A to the prospectus supplement) is secured by a first lien on a 23-story multi-tenant office building located in downtown Brooklyn, New York. The building contains approximately 405,712 square feet of net leasable area and a 166-space parking garage. The building was built in 1969 and renovated in 1999. As of May 2000, the mortgaged property was approximately 96.1% occupied. Abraham Leser, the owner of 100% of the stock of the managing member of the managing member of the borrower, owns, or has ownership interests in, over 30 commercial properties in the New York metropolitan area.

32-42 BROADWAY: The 32-42 Broadway loan (identified as Loan No. 6 on Annex A to the prospectus supplement) is secured by a first lien on a 21-story multi-tenant office building and an adjacent 18-story multi-tenant office building, each located in Manhattan, New York. The buildings contain approximately 526,481 square feet of net leasable area. The buildings were constructed in 1904 and 1898, respectively, and renovated in 1999. As of May 2000, the mortgaged property was approximately 96.7% occupied. The sponsor of the borrower is Rubin Schron.

EMBASSY SUITES ATLANTA (BUCKHEAD): The Embassy Suites Atlanta (Buckhead) loan (identified as Loan No. 38 on Annex A to the prospectus supplement) is secured by a first lien on a full service hotel located in the "Buckhead" section of the City of Atlanta. The hotel contains approximately 317 suites. The hotel was built in 1988. As of December 1999, the occupancy rate of the mortgaged property for the prior 12 months was approximately 76.3%. The sponsor of the borrower is FelCor Lodging Trust Incorporated, a publicly traded, Dallas-based, real estate investment trust. At 1999 year end FelCor Lodging Trust Incorporated's portfolio consisted of approximately 188 hotels with nearly 50,000 rooms.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

CHASE [LOGO]
THE RIGHT RELATIONSHIP EVERYTHING(Registered Trademark)

                          TEN LARGEST LOANS (continued)

CROSS COUNTY PLAZA: The Cross County Plaza loan (identified as Loan No. 32 on Annex A to the prospectus supplement) is secured by a first lien on an anchored community shopping center in West Palm Beach, Florida. Cross County Plaza contains approximately 351,343 square feet of net leasable area and is anchored by K-Mart, Winn-Dixie, Ross Dress for Less, and Linens and Things. The center contains additional outparcels, including Chili's, which are owned by third parties and are not part of the collateral. The center was constructed in 1998 and as of March 2000, the mortgaged property was approximately 96.3% occupied. The sponsor of the borrower is Swerdlow Real Estate Group, Inc, a private REIT. The REIT owns 11 commercial properties in various stages of developments containing over 3,400,000 square feet of net leasable area, primarily in South Florida.

EASTERN BELTWAY CENTER: The Eastern Beltway Center loan (identified as Loan No. 35 on Annex A to the prospectus supplement) is secured by a first lien on an anchored multi-tenant retail destination center located in Las Vegas, Nevada. The center contains approximately 388,862 square feet of net leasable area and is anchored by Home Depot, Sam's Club, Wal-Mart Supercenter, Office Max, Ross Dress For Less and PetCo. The center was constructed in 1999. As of February 2000, the mortgaged property was approximately 97.9% occupied. The sponsor of the borrower is Olympia Land Corporation.

EMBASSY SUITES SOUTH SAN FRANCISCO: The Embassy Suites South San Francisco loan (identified as Loan No. 39 on Annex A to the prospectus supplement) is secured by a first lien on a full service hotel located in the City of South San Francisco. The hotel contains approximately 312 suites. The hotel was built in 1986 and most recently renovated in 1996. As of December 1999, the occupancy rate of the mortgaged property for the prior 12 months was approximately 77.4%. The sponsor of the borrower is FelCor Lodging Trust Incorporated, a publicly traded, Dallas-based, real estate investment trust. At 1999 year end FelCor Lodging Trust Incorporated's portfolio consisted of approximately 188 hotels with nearly 50,000 rooms.

PACIFIC PLACE: The Pacific Place loan (identified as Loan No. 53 on Annex A to the prospectus supplement) is secured by a first lien on an 11-story office building located in San Pedro, California. The building contains a total of approximately 275,920 square feet of net leasable area of office, 14,609 square feet of ground level retail space and a free standing 7 level parking garage. The building was constructed in 1990. As of May 2000, the mortgaged property was approximately 89.2% occupied. The sponsor of the borrower is Tutor-Saliba Corporation which is 100% owned by Ron Tutor.

MANSIONS BY THE LAKE: The Mansions by the Lake loan (identified as Loan No. 47 on Annex A to the prospectus supplement) is secured by a first lien on a 315-unit apartment complex consisting of 45 two story buildings located in Coppell, Texas, a suburb of Dallas. The complex contains 90 one-bedroom units, 135 two-bedroom units, 45 three-bedroom units and 45 four-bedroom units. Amenities include tennis courts, a full-court basketball court, volleyball court, adult swimming pool, children's swimming pool and play area, mini-golf driving range, 2 on-site lakes with jogging trails and a clubhouse. The complex was constructed between 1998 and 1999. As of February 2000, the mortgaged property was approximately 97.8% occupied. The sponsor of the borrower is Marcus Hiles. Mr. Hiles owns or has ownership interests in 16 apartment complexes comprising over 3,800 units.

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

CHASE [LOGO]
THE RIGHT RELATIONSHIP EVERYTHING(Registered Trademark)


                          TEN LARGEST LOANS (continued)

AEC II WINDSOR PINES APARTMENTS: The Windsor Pines Apartments loan (identified as Loan No. 20 on Annex A to the prospectus supplement) is secured by a first lien on a 368-unit, luxury garden apartment complex consisting of 11 three-story buildings located in Pembroke Pines, Broward County, Florida. The complex contains 84 one-bedroom units, 210 two-bedroom units and 74 three-bedroom units. Amenities available to residents include two community pools, a whirlpool spa, clubhouse with business center, billiards room, two lane bowling alley, indoor racquetball court, fitness complex, sauna, steam room, tennis courts, car wash and 62 garages. The complex was constructed in 1998. As of December 1999, the mortgaged property was approximately 94.3% occupied. The sponsor of the borrower is Associated Estates Realty Corporation, a NYSE listed company that manages 139 multifamily properties in the United States.

CIVIC CENTER PLAZA: The Civic Center Plaza loan (identified as Loan No. 29 on Annex A to this prospectus supplement) is secured by a first lien on an anchored multi-tenant retail destination center located in Simi Valley, California. The center contains approximately 145,217 square feet of net leasable area and is anchored by Bed, Bath & Beyond and Regal Cinemas. The center was constructed in 1999. As of March 2000, the mortgaged property was approximately 97.4% occupied. The sponsors of the borrower are CNA Enterprises, Inc. and Overland Capital Corporation.



THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

CHASE SECURITIES INC.

NEW ISSUE TERMS

CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-2
$657,472,768

General Electric Capital Corporation - Mortgage Loan Seller
The Chase Manhattan Bank - Mortgage Loan Seller

Chase Commercial Mortgage Securities Corp. - Depositor
GE Capital Loan Services, Inc. - Master Servicer
Lend Lease Asset Management, L.P. - Special Servicer
Norwest Bank Minnesota, National Association - Trustee


--------------------------------------------------------------------------------

                               SUMMARY OF TRANCHES

-------------------------------------------------------------------------------------------------------------------------------
           INITIAL CLASS                                           ASSUMED         WEIGHTED     PRINCIPAL OR
            CERTIFICATE                         PASS-THROUGH        FINAL           AVERAGE       NOTIONAL          RATINGS
            BALANCE OR       APPROX. CREDIT         RATE         DISTRIBUTION        LIFE         PRINCIPAL        (MOODY'S/
CLASS   NOTIONAL AMOUNT(1)      SUPPORT         DESCRIPTION         DATE(5)      (APPROX.)(6)     WINDOW(6)          FITCH)
-------------------------------------------------------------------------------------------------------------------------------
A-1        $118,980,000         24.000%            Fixed           10/15/09           5.70        7/00-10/09        Aaa/AAA
A-2        $442,457,420         24.000%            Fixed           6/15/10            9.83        10/09-6/10        Aaa/AAA
X          $738,733,448           N/A           WAC (IO)(2)        1/15/20            9.31        7/00-1/20         Aaa/AAA
B           $26,779,086         20.375%      Fixed (WAC CAP)(3)    6/15/10            9.96        6/10-6/10         Aa2/AA
C           $34,166,423         15.750%      Fixed (WAC CAP)(3)    6/15/10            9.96        6/10-6/10          A2/A
D           $12,004,419         14.125%      Fixed (WAC CAP)(3)    7/15/10            9.99        6/10-7/10          A3/A-
E           $23,085,420         11.000%         Variable(4)        7/15/10           10.05        7/10-7/10        Baa2/BBB
-------------------------------------------------------------------------------------------------------------------------------
F           $12,927,835           N/A           Variable(4)          N/A              N/A            N/A              N/A
G           $12,927,834           N/A             Fixed(3)           N/A              N/A            N/A              N/A
H           $18,468,338           N/A             Fixed(3)           N/A              N/A            N/A              N/A
I            $5,540,501           N/A             Fixed(3)           N/A              N/A            N/A              N/A
J            $7,387,334           N/A             Fixed(3)           N/A              N/A            N/A              N/A
K            $9,234,168           N/A             Fixed(3)           N/A              N/A            N/A              N/A
L            $3,693,667           N/A             Fixed(3)           N/A              N/A            N/A              N/A
M           $11,081,002           N/A             Fixed(3)           N/A       -  -   N/A            N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------

Shaded rows are tranches not part of this offering, and are shown for informational purposes only.

The Class S, Class R and Class LR certificates are not offered by the prospectus supplement or represented in this table.

(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2) The pass-through rate on the Class X certificates will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates and the Class S certificate) as described in the prospectus supplement.

(3) For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class B, Class C, Class D, Class G, Class H, Class I, Class J, class K, Class L or Class M certificates with respect to the distribution date, then the pass through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

(4) The pass-through rate applicable to the Class E and Class F certificates on each distribution date will be equal to the weighted average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months) minus __% per annum.

(5) The assumed final distribution dates set forth in the prospectus supplement have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement. The rated final distribution date for each class of certificates is July 15, 2032. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" in the prospectus supplement.

(6) The weighted average life and period during which distributions of principal would be received (or applied in the case of the notional amount of Class X certificates) set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" in the prospectus supplement and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any), or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans.


                           COLLATERAL CHARACTERISTICS*


     AGGREGATE PRINCIPAL BALANCE(1)                                 $738,733,448

     NO. OF MORTGAGE LOANS                                          81

     NO. OF MORTGAGED PROPERTIES                                    81

     NO. OF "BALLOON" MORTGAGE LOANS(2)                             80

     NO. OF INTEREST-ONLY LOANS(3)                                  1

     NO. OF FULLY AMORTIZING MORTGAGE LOANS                         1

     NO. OF MORTGAGE LOANS WITH ANTICIPATED PREPAYMENT DATES        3

     RANGE OF MORTGAGE LOAN PRINCIPAL BALANCES                      $654,615 TO $43,500,000

     AVERAGE MORTGAGE LOAN PRINCIPAL BALANCE                        $9,120,166

     RANGE OF MORTGAGE RATES                                        7.09% - 9.00%

     WEIGHTED AVERAGE MORTGAGE RATE                                 8.36%

     WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY DATE (4)            119 MONTHS

     RANGE OF REMAINING TERMS TO MATURITY DATE (4)                  57-235 MONTHS

     WEIGHTED AVERAGE REMAINING TERM TO MATURITY DATE (4)           117 MONTHS

     WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM  (5)               353 MONTHS

     WEIGHTED AVERAGE REMAINING AMORTIZATION TERM (5)               351 MONTHS

     WEIGHTED AVERAGE LOAN TO VALUE RATIO (LTV) (6)                 69.69%

     WEIGHTED AVERAGE LTV AS OF THE MATURITY DATE (4) (6)           62.53%

     WEIGHTED AVERAGE OCCUPANCY RATE(7)                             94.41%

     WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO (6)               1.34X


     *The collateral information contained herein will be superseded by the description of the collateral contained in the final prospectus.

     (1)  Subject to a permitted variance of plus or minus 10%.


     (2)  Includes 3 mortgage loans with an anticipated prepayment dates.

     (3) In addition, 5 mortgage loans, representing approximately 7.59% of the aggregate principal balance of all mortgage loans as of the cut-off date, pay interest-only for the first 24 months of their term.

     (4)  In the case of 3 mortgage loans the anticipated prepayment date.

     (5) Excludes the mortgage loan that pays interest-only for the life of the loan.

     (6) Excludes 1 credit tenant lease loan, representing approximately 0.27% of the aggregate principal balance of all mortgage loans as of the cut-off date.

     (7) Includes 2 hotel properties, representing approximately 8.73% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, which have occupancy rates that generally range from 76.3%-77.4%; if the mortgage loans secured by hotel properties are excluded, the weighted average occupancy rate of all other mortgaged properties is 78.8% to 100% and the weighted average occupancy rate of all other mortgage properties is 96.1%.


Investors in the United States and Latin America may obtain a prospectus by contacting Chase Securities Inc., 270 Park Avenue, 8th Floor, New York, New York 10017, Attention: Syndicate Desk, Telephone No.: 1 212 834 3813. Investors in the European Economic Area may obtain a prospectus from Chase Manhattan International Limited, 125 London Wall, London EC2Y 5AJ, United Kingdom,
Attention: Syndicate Desk, Telephone No.: 44 207 777 3334

Investors in the Untied States and Latin America who want to submit an order, please call your salesperson at Chase Securities Inc. Investors in the European Economic Area who want to place an order, please call your salesperson at Chase Manhattan International Limited.

CCMSC 2000-2


CHANGES FROM PRELIMINARY PROSPECTUS SUPPLEMENT ANNEX A

Annex A Loan ID:                            1
Loan Name:                        111 Livingston Street


OLD TERMS
Mortgage Rate:                              9.00%
Monthly Debt Service:                  350,010.84


NEW TERMS
Mortgage Rate:                               8.60%
Monthly Debt Service:                    337,565.10


REASON FOR CHANGE
Loan rate-locked after printing of preliminary prospectus supplement